EXHIBIT 10.1

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

LIBERTY COAL ENERGY CORP,
99 18th street Suite 3000
Denver, CO 80202, USA

April 30, 2011

Attention: Edwin Morrow, President

Gentlemen:

1.   Subscription.

Liberty Coal Energy has available up to 666,667 Share purchase Units for purchase in a Private Placement of Shares.

The undersigned (the" Purchaser") intending to he legally hound, hereby irrevocably agrees to purchase from Liberty Coal Energy Corp,, a Nevada Corporation (the "Company") the number of Units set forth on the Signature Page at the end of this subscription Agreement (the "Agreement"). EACH UNIT CONSISTS OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO PURCHASE AN ADDITIONAL SHARE OF COMMON STOCK AT A PRICE OF $.82 WITHIN 24 MONTHS. EACH UNIT IS OFFERED AT A PURCHASE PRICE PER UNIT OF $0.75 USD, upon the terms and conditions herein-alter set forth.

THE UNDERSIGNED IS DELIVERING (I) THE SUBSCRIPTION PAYMENT MADE PAYABLE TO LIBERTY COAL ENERGY CORP. (II) TWO EXECUTED COPIES EL THE SIGNATURE PAGE AT THE END OF THIS AGREEMENT, AND (III) ONE EXECUTED COPY OF PURCHASER QUESTIONNAIRE FOR INDIVIDUALS (IF APPROPRIATE), ATTACHED HERETO AS EXHIBIT 11, TO:

                            LIBERTY COAL ENERGY CORP.
                            99 18th street Suite 3000
                              Denver, CO 80202, USA
                       Attention: Edwin Morrow, President

The undersigned understands that the Common Stock is being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) of such Securities Act. As such, the Common Stock is only being offered and sold to investors who qualify as "accredited investors" and a limited number of "sophisticated investors" and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited investor. The shares of Common Stock are "restricted securities" for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.
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2.   Acceptance of Subscription.

The Offering will be open until May 30, 2011, but the Company may extend this period in our discretion for up to an additional 60 days.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that. the Company, in its sole discretion, may (i) reject the subscription or any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3.   Memorandum.

The Purchaser hereby acknowledges that the purchaser has relied on the documents filed with the United States and Exchange Commission as required under the The Securities Exchange Act of 1934. The Company has not issued a Confidential Private Placement Memorandum.

4.   Representations and Warranties.

     4.1. The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

     (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct or its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

     (b) At the date of the commencement of the offering the authorized capital stock of the Company will consist of 300,000,000 shares of common stock, par value $0.001 per share. At such date, there will be outstanding no more than 43,785,000 shares of Common Stock, excluding shares issued in connection with the Offering, shares issued upon exercise or conversion of options, warrants or other rights outstanding as of the date of the initial closing, in accordance with their terms as of such date,

Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of any share or capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock, of the Company.

     (c) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets or such as individually or in the aggregate do not, now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

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     (d) The Company is not in  violation  of, or in default with respect to any law, rule, regulation, order, judgment or decree or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets or the Company; nor is the Company required to take any action in order to avoid any such violation or default.

     (e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement and (ii) to issue and sell the shares of Stock in the Offering.

     (f) No consent, authorization, approval, order, license, certificate or permit a or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares or Common Stock, except such filing and consents as may be required and have been or at the initial closing, will have been made or obtained under the laws of the United States federal and state securities laws.

     (g) The execution, delivery and performance of this Agreement and the issuance or the shares of Common Stock will not violate or result in a breach of or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles or Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

     (h) The shares or Common Stock issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in this Agreement will be validly issued, fully paid and nonassessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

     4.2. The undersigned hereby represents and warrants to, and agrees with, the Company as follows;

     (a) The undersigned is an "Accredited investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit l attached to this Agreement, or

     (b) The undersigned is a "Sophisticated Investor" as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

     (c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

     (d) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address: at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement. The individual signing on behalf of the undersigned is duly authorized to execute, this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms,

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     (e) The undersigned has received,  read carefully and is familiar with this
Agreement.

     (f) The undersigned is familiar with the Company's business, plans and financial condition and the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

     (g) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

     (h) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.


     (i) The undersigned acknowledges that no market for the Common Stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

     (j) The undersigned has been advised by the Company that none of the Common Stock has been registered under the Securities Act, that the Common Stock will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated there under, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain slate securities laws: that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement,

     kj) The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with the nature of the limitations imposed by the Securities Act and the rules and regulations there under on the transfer of the Common Stock. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Common Stock shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer (ii) such Common Stock is registered under the Securities Act, it being understood that the Common Stock are not currently registered for sale and that the Company has no obligation or intention to so register the Common Stock, except as contemplated by the terms of this Agreement or (ii) such Common Stock is sold assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Common Stock), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated there under. The undersigned further understands that an opinion of counsel and other documents may he required to transfer the Common Stock.

     (k) The undersigned acknowledges that the Common Stock shall be subject to a stop transfer order and the certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Common Stock and such other legends as may be required by state blue sky laws:

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THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN REGISTERED UNDER
THE UNITED STATES SECURITIES ACT OP 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS..

     (l) The undersigned will acquire the Common Stock for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenants by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

     (m) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either or them, or any other persons, whether expressly or by implication, that:

          (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result or the Company's activities or the undersigned's investment, in the Company; or

          (ii) the past performance or experience of the management or the Company, or any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company's activities,

     (n) No oral or written representations have been made and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the sale of the companies shares.

     (o) The undersigned is not subscribing for the Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation or a subscription by a person other than a representative or the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

     (p) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

     (q) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

     (r) The undersigned has consulted with his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Common Stock and has not relied on the Company, its officers, directors or professional advisors for advice as to such consequences

5.   Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, contained in the this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does

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
not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.   Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS. PURSUANT TO REGISTRATION OR EXEMPTION THEREOF, INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL, RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

7.   Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

Irrevocability; Binding Effect,

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned there under and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall he deemed to he made by and be binding upon each such person and his heirs executor, legal representatives and assigns.

8.   Modification.

Neither this Subscription Agreement nor any provisions hereof shall he waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

9.   Notices.

Any notice, demand or other communication which any party hereto may he required, or may elect to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States or county of residence mail box, stamped registered or certified mail, return receipt requested, addressed to such address 48 may he listed on the books of the Company, or (b) delivered personally at such address.

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10.  Counterparts.

This Subscription Agreement may he executed through the use of separate signature pages or in any number of counterparts and each such counterpart shall for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

11.  Entire Agreement.

This subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

12.  Severability,

Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality or any Portion hereof shall not affect the validity or legality of the remainder hereof.

13.  Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

14.  Applicable Law,

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to residents of that State executing contracts wholly to be performed in that State.

15.  Choice of Jurisdiction.

The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of Delaware. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the State or Delaware.

IN WITNESS THEREOF, the undersigned exercises and agrees to be hound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

                      REST OF PAGE INTENTIONALLY LEFT BLANK

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                             SUBSCRIPTION AGREEMENT
                                 SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase Shares in the Company.

Number of Units Subscribed at $0.75 per Share: __________
Aggregate Purchase Price: USD ___________

(Each unit is one common share and one warrant at strike price of $.82 exercisable within 24 months)

Type of ownership: ________ Individual
                   ________ Joint Tenant
                   ________ Tenants by the Entirety
                   ________ Tenants in Common
                   ________ Subscribing as Corporation or Partnership

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature Page this _____ day or _________, 2011.

Exact Name in which Shares are to be Registered


-------------------------------
Signature

-------------------------------
Print Name

-------------------------------
Tax Identification Number

-------------------------------

-------------------------------

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Zip Code ----------------------
Mailing Address

-------------------------------
Residence Phone Number

-------------------------------
Work Phone Number

-------------------------------
Email Address

ACCEPTANCE OF SUBSCRIPTION

LIBERTY COAL ENERGY CORP. hereby accepts the subscription of ___________Share, as of the _________day of ___________, 2011/

LIBERTY COAL ENERGY CORP.

By:
   ----------------------------
Name:
     --------------------------
Title:
     --------------------------

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